UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2017

Keryx Biopharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30929	13-4087132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Park Drive, 12th Floor

Boston, Massachusetts 02210

(Address of Principal Executive Offices)

(617) 466-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2017, the Board of Directors of Keryx Biopharmaceuticals, Inc. (the “Company”) adopted Amended and Restated Bylaws of Keryx Biopharmaceuticals, Inc. (the “Amended and Restated Bylaws”) that, among other things, update and enhance the Company’s advance notice bylaws with respect to director nominees and other business proposals, set forth the procedures for stockholders to act by written consent, revise the roles of various officers of the Company and make other clarifying conforming and technical changes. The Amended and Restated Bylaws amended the Company’s previous bylaws, primarily to:

•	Update and enhance the advance notice and related procedural and disclosure requirements by which a stockholder may nominate a director for election at or propose other business in connection with an annual meeting of stockholders. The amendments, among other things, require the stockholder to provide additional information regarding itself and persons in which it is acting in concert, its ownership of securities in the Company (including ownership of derivative securities), information regarding each candidate proposed to be nominated for election as a director, information regarding the proposed business and other related information. Additionally, the stockholder must update or supplement its notice, if necessary, prior to the annual meeting and the stockholder (or a qualified representative) must appear at the annual meeting (Sections 2.09(a) and (c) and 8.05(ii) and repeal of previous Section 2.10);

•	Revise the deadlines by when a stockholder must notify the Company to nominate a director for election at or propose other business in connection with an annual meeting of stockholders for such nominee or other business to be brought before the annual meeting of stockholders. The amendments provide that to be timely such notice must be received by the Company not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the one-year anniversary of the preceding year’s annual meeting date, but if the annual meeting is first convened more than 30 days before or more than 60 days after the one-year anniversary of the preceding year’s annual meeting date, or if no annual meeting was held in the preceding year, to be timely such notice must be received by Company not later than the close of business on the later of the 90th day prior to the scheduled date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made (Section 2.09(a)(ii) and repeal of previous Section 2.10);

•	Provide that stockholder director nominations and proposals of other business (except as required by Rule 14a-8 under the Securities Exchange Act of 1934, as amended) shall not be brought before a special meeting of stockholders unless such special meeting is held in lieu of an annual meeting of stockholders (Sections 2.09(b) and 4.10 and repeal of previous Section 2.10);

•	Provide the procedure by which a stockholder may request that the Board of Directors of the Company fix a record date for the purpose of determining the stockholders entitled to take action by written consent and the procedures with which stockholders must comply to act by written consent (Sections 2.12 and 2.13);

•	Clarify that the office of the President of the Company is subordinate to that of the Chief Executive Officer of the Company (Sections 2.01, 2.02, 2.11, 3.09, 4.03, 4.04, 4.06 and 4.08);

•	Revise the power of the Secretary of the Company to remove the Secretary’s ability to call a special meeting of the Board of Directors of the Company and to provide that the Secretary may not also hold the office of Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer or President (Section 3.09 and 4.01);

•	Update the powers and duties of the President, Chairman of the Board, Chief Executive Officer and Vice Presidents (Sections 4.06, 4.07, 4.08 and 4.09);

•	Clarify that a duly authorized committee of the Board of Directors of the Company may also fix the compensation of officers of the Company (Section 4.15);

•	Remove the ability of stockholders of the Company to audit, investigate and familiarize themselves with the operations of the Company outside of the provisions allowing access to the Company’s books and records afforded to stockholders under Section 220 of the Delaware General Corporation Laws (repeal of previous Section 5.06);

•	Repeal the previous Section 6.05 providing the right to act with respect to shares of other corporations owned by the Company as it was duplicative of the provisions of Section 4.16;

•	Remove the authority of the Company to, among other things, lend money to, or guarantee any obligation of, any officer of the Company (repeal of previous Section 8.03);

•	Specifically allow the use of facsimile and other forms of electronic signatures to the extent allowed under applicable laws, rules and regulations (Section 8.04); and

•	Clarify that the Board of Directors of the Company may amend or repeal any bylaw or adopt a new bylaw by unanimous written consent (Section 8.05(i)).

On account of the revised deadlines by when a stockholder must notify the Company to nominate a director for election at or propose other business in connection with an annual meeting of stockholders for such nominee or other business to be brought before the annual meeting of stockholders included in the Amended and Restated Bylaws, stockholders wishing to nominate a person or persons for election to the Board of Directors of the Company or to properly bring other business before the 2018 Annual Meeting of Stockholders that is not to be included in the Company’s proxy statement and form of proxy for the 2018 Annual Meeting of Stockholders must submit such nominations and proposals for receipt by the Company no earlier than the close of business on January 9, 2018 and no later than the close of business on February 8, 2018. In addition, as noted in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 26, 2017, if stockholders have a proposal that they would like the Company to include in its proxy statement for the 2018 Annual Meeting of Stockholders, such proposal must be received by the Company no later than December 28, 2017. Stockholders should also review the Company’s Amended and Restated Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

The description of the Amended and Restated Bylaws set forth above is qualified in its entirety by reference to the full and complete Amended and Restated Bylaws, a copy of which is attached hereto and incorporated by reference herein as an exhibit to this Current Report on Form 8-K and is being filed pursuant to this Item 5.03 as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

3.1	Amended and Restated Bylaws of Keryx Biopharmaceuticals, Inc. adopted on December 13, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc. (Registrant)

Date: December 19, 2017	By:	/s/ Brian Adams
Brian Adams
General Counsel and Corporate Secretary